Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 1 Q3 2022 Rivian Shareholder Letter

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 2 +114K +15K 100K 25K~$14B 67% R1 net preorders in the U.S. and Canada as of November 7, 2022 Vehicles produced since the start of production, as of September 30, 2022 Quarter over quarter increase in production EDV initial order from Amazon 2022 production target reaffirmedOf cash, cash equivalents, and restricted cash as of September 30, 2022 Key Highlights

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 3 The past year has represented important progress for Rivian’s long-term success. We launched four variants across our consumer and commercial vehicle platforms, were awarded MotorTrend’s Truck of the Year along with other media accolades, produced more than 15,000 vehicles and continue to ramp our production, and launched our go-to-market operations and services including our physical service centers and mobile service vehicles, delivery operations, FleetOS, financing, insurance, remarketing, and the Rivian Adventure Network; our in-house developed and produced direct current fast-chargers. It has been rewarding to see the excitement and enthusiasm for our first-generation products. Over the recent months, we achieved key operational and strategic milestones. Production continued to ramp on our R1 and RCV platform lines; we produced 7,363 total vehicles during the quarter representing a 67% increase as compared to the second quarter of 2022. We recently initiated our second manufacturing shift and remain focused on ramping production to meet the strong demand for our products. As we navigate through these uncertain economic times, we are encouraged by the strong demand for our products as evidenced by our robust preorder backlog. The third quarter was also important for our commercial business. Amazon recently announced its custom EDVs are making deliveries in over 100 U.S. cities. In addition, in September we announced the signing of a Memorandum of Understanding (“MOU”) for a strategic partnership with Mercedes-Benz which reflects our shared goal to rapidly scale the production of electric vans to help the world transition to cleaner transportation. We want to thank our employees, customers, suppliers, partners, communities, and shareholders for their continued support of our vision. Q3 2022 Rivian Shareholder Letter

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 4 In the third quarter of 2022, we produced 7,363 and delivered 6,584 vehicles. The ramp in production is in line with our expectations despite the challenging supply chain environment. In July 2022, our increased production enabled us the opportunity to transition outbound freight from truck to rail, which provided additional outbound logistics cost savings. In the fourth quarter of 2022, we expect the in-transit time from rail shipments coupled with an increase in volumes from the ramp of our second shift towards the end of the quarter will cause a larger discrepancy between production and deliveries. We recently started production on our second manufacturing shift in the Normal Factory which is a key step for our R1 ramp. The ramp is very much like our first shift in that it will require time and training to optimize. The second shift is currently contributing to overall volumes. Production and Deliveries

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 5

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 6 Demand Remains Strong As of November 7, 2022, our net R1 preorder backlog was over 114,000. This net preorder backlog only includes orders made from U.S. and Canadian based customers, is net of any deliveries and cancellations, and includes all configured preorders made prior to May 25, 2022 and all reservations made on and following May 25, 2022. These preorders are in addition to the 100,000 initial order of electric vans made by Amazon. All of our customers have been attracted exclusively through earned media, owned media channels, and word of mouth, without the use of traditional paid media.

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 7 Our fully integrated vehicle network architecture and associated topology of Rivian-developed electronic control units across the commercial and consumer platforms are core to our strategy. We designed our hardware and software platforms to enable us to continually enhance the product experience over time. Our ability to remotely enhance features across autonomy, battery management, digital experience, body control, vehicle dynamics, and telematics help drive superior vehicle performance, an elevated driver experience, and exceptional value to the customer. Our recent OTA updates offer a range of new features focused on making customers’ R1 experience even more convenient and comfortable, including kneel mode and camp mode. Kneel mode lowers the height of your Rivian to make it easier for our customers, their family, friends, and pets to get in and out. Camp mode optimizes the vehicle’s energy while parked, sets timers for charging ports and outlets, enables a special camp courtesy mode, and enables an automatic leveling feature. We believe the software defined architecture of the R1T, R1S, and EDV is a significant competitive advantage today that will increase in value over time. Over-The-Air (“OTA”) Software Capabilities

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 8 Financial Highlights During the third quarter of 2022, we produced 7,363 vehicles and delivered 6,584 vehicles. We generated $536 million of revenue primarily driven by the vehicles delivered in the quarter. We generated negative gross profit of $(917) million in the third quarter of 2022. Gross profit for the three months ended September 30, 2022 was negatively impacted by $696 million as a result of us recording a lower of cost or net realizable value (“LCNRV”) charge and losses on firm purchase commitments as of September 30, 2022. We expect these items to continue to negatively impact operating results in near-term periods. The increase in LCNRV compared to previous periods is primarily due to an increase in overall inventory and firm purchase commitment values as production ramps, which were adjusted to reflect the amount we anticipate receiving upon vehicle sale (after considering future costs necessary to ready the inventory for sale). Throughout the quarter, our cost of materials was impacted by inflationary pressures, which we believe will continue to have an impact on our gross margin for the near future. As we produce vehicles at low volumes on production lines designed for higher volumes, we have and will continue to experience negative gross profit related to labor, depreciation, and overhead costs. This dynamic will continue in the near term and is impacted by the ongoing ramp of our second shift of production, but as we have already started to experience, we expect it will improve on a per vehicle basis as production volumes ramp up faster than future labor and overhead costs increase. Production and Deliveries Gross Profit

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 9 Our net loss for the third quarter of 2022 was $(1,724) million as compared to $(1,233) million for the same period last year. The increased losses, as compared to the third quarter of 2021, were due primarily to the higher gross profit losses and stock-based compensation expense discussed above offset by losses recognized on our unsecured senior convertible promissory notes in the third quarter of 2021 related to the difference between the estimated fair value as of September 30, 2021 and the net proceeds at issuance. Total operating expenses in the third quarter of 2022 grew to $857 million, as compared to $694 million in the same period last year. In the third quarter of 2022, we recognized a non-cash, stock-based compensation expense of $268 million and depreciation and amortization expense of $52 million in operating expenses. Overall, our stock-based compensation expense drove the majority of the year-over-year increase in operating expenses in the third quarter of 2022. Our third quarter 2022 operating expenses reflect our ongoing prioritization of investments in core in-vehicle technologies and go-to- market operations while continuing to drive additional focus and cost optimization across the business. Research and development (“R&D”) expense in the third quarter of 2022 was $452 million, as compared to $441 million in the same period last year. This increase was primarily due to $133 million of stock-based compensation expense not recognized prior to our November 2021 IPO partially offset by a $122 million decrease in engineering, design, and development costs related to higher product development activities in the lead up to our start of production for the R1 and RCV platforms in the prior year. Selling, general, and administrative (“SG&A”) expense in the third quarter of 2022 was $405 million, as compared to $253 million in the same period last year. The increase was primarily due to $135 million increase of stock-based compensation expense in the third quarter of 2022. We experienced a loss from operations in the third quarter of 2022 totaling $(1,774) million, as compared to $(776) million in the same period last year. Operating Expenses and Operating Loss Net Loss Adjusted EBITDA1 for the third quarter of 2022 was $(1,307) million as compared to $(727) million for the same period last year. Adjusted EBITDA¹ Net cash used in operating activities for the third quarter of 2022 was $(1,368) million as compared to $(685) million for the same period last year. Capital expenditures for the third quarter of 2022 were $(298) million, as compared to $(467) million for the same period last year. We continued to invest in the growth of our business at our Normal Factory, our next generation vehicle platforms and technologies, along with our service centers in the current year. We ended the third quarter of 2022 with $13,800 million in cash, cash equivalents, and restricted cash. This excludes the capacity under our asset-based revolving-credit facility. We define free cash flow as net cash used in operating activities less capital expenditures. As stated above, this larger year-over-year net cash used in operating activities resulted in negative free cash flow1 of $(1,666) million for the third quarter of 2022 as compared to $(1,152) million for the same period last year. Net Cash Used in Operating Activities Capital Expenditures Liquidity and Free Cash Flow¹ ¹A reconciliation of non-GAAP financial measures to the most comparable GAAP measure is provided at the end of this letter

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 10 Our core focus remains on ramping production. The demonstrated production rates within our Normal Factory continue to give us confidence in our systems, equipment, and team members’ ability to ramp our production lines. However, we believe that supply chain constraints will continue to be the limiting factor of our production. Based on our latest understanding of the supply chain environment, we are reaffirming our 2022 production guidance of 25,000 total units produced. We are also reaffirming the annual guidance provided during our second quarter earnings call of $(5,450) million in Adjusted EBITDA. We are lowering our Capital Expenditure guidance to $1,750 million due to our streamlined product roadmap and the shift of certain capital expenditures to 2023. We continue to work with the state of Georgia and the Joint Development Authority and expect our R2 platform will launch in 2026. We expect the R2 platform will unlock a global market opportunity for Rivian and are excited about the early development work that is underway. We remain confident in our ability to fund operations with cash on hand through 2025, excluding the impact of the investment in the currently contemplated joint venture with Mercedes-Benz. Business Outlook Webcast We will host an audio webcast to discuss our results and provide a business update at 2:00pm PT / 5:00pm ET on Wednesday, November 9, 2022. The link to the webcast will be made available on our Investor Relations website at rivian.com/investors. After the call, a replay will be available at rivian.com/investors for four weeks. This shareholder letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this shareholder letter that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our future operations, initiatives and business strategy, our future financial results, the planned use of our cash and cash equivalents, the underlying trends in our business, supply chain constraints and our plans to minimize the impact of such constraints, our market opportunity, and our potential for growth, our production ramp and manufacturing capacity expansion and anticipated production levels, our future products and product enhancements (including R2), new and expanded commercial partnerships, including our contemplated joint venture with Mercedes-Benz, and revenue opportunities. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to, our history of losses as a growth-stage company; our limited operating history; our ability to develop and manufacture vehicles on a large scale is unproven; we expect a significant portion of our initial revenue to be from one customer; our inability to attract and retain a large number of customers; risks relating to our position as a new entrant into the automotive industry; risks relating to the highly competitive automotive market; we may be unable to adequately control capital expenditures and costs; we have experienced and could continue to experience cost increases or disruptions in supply of components used in our vehicles; our dependence upon third parties; we may experience significant delays in the manufacture and delivery of our vehicles; we are highly dependent on the services and reputation of our Founder and Chief Executive Officer; our dependence on suppliers; volatility in pricing of components and raw materials; our long-term results depend on our ability to successfully introduce and market new products and services; our ability to continue to launch compelling features in existing and new vehicles; our inability to manage our future growth effectively; our pricing decisions may affect our community, preorders, and demand negatively; we may not succeed in establishing, maintaining, and strengthening Forward-Looking Statements

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 11 our brand; risks relating to our distribution model; we rely on complex machinery, and production involves a significant degree of risk and uncertainty; our vehicles rely on highly technical software and hardware that could contain errors or defects; we may not successfully develop the complex software and technology systems needed to produce our vehicles; we may not realize the benefits of our charging networks; inadequate access to charging stations; risks related to our use of lithium-ion battery cells; we may not be able to accurately estimate the supply and demand for our vehicles; we have minimal experience servicing and repairing our vehicles; preorders for our vehicles are cancellable and fully refundable; the automotive industry and its technology are rapidly evolving; our competitors may take steps to compete more effectively against us, including with respect to pricing and features; risks associated with autonomous driving technology; the performance of our vehicles; our future growth is dependent on the demand for electric vehicles; the reduction or elimination of government and economic incentives for electric vehicles; we may not obtain government grants and other incentives for which we may apply; vehicle retail sales depend heavily on affordable interest rates and availability of credit; risks associated with exchange rate and interest rate fluctuations; insufficient warranty reserves to cover warranty claims; future field actions, including product recalls, could harm our business; risks related to product liability claims; we will initially depend on revenue from a limited number of models; risks associated with potential international operations; risks associated with the ongoing military conflict between Russia and the Ukraine; risks related to the COVID-19 pandemic; our financial results may vary significantly from period to period; we will need to sell additional equity or debt securities and may incur additional indebtedness; breaches in data security and failure of information security systems could harm our business; risk of intellectual property infringement claims; our ability to prevent unauthorized use of our intellectual property; risks related to governmental regulation; material weaknesses in our internal control over financial reporting; our workforce may not be trained, retained or scale productivity as intended, including because of personnel complaints as we grow; and the other factors described in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 and any subsequent filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this shareholder letter. Any such forward-looking statements represent management’s estimates as of the date of this shareholder letter. While we may elect to update such forward-looking statements at some point in the future, except as may be required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Forward-Looking Statements (cont) Non-GAAP Financial Measures In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we review financial measures that are not calculated and presented in accordance with GAAP (“non-GAAP financial measures”). We believe our non-GAAP financial measures are useful in evaluating our operating performance. We use the following non-GAAP financial information, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors, because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non- GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation of each historical non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP is provided below. Reconciliations of forward-looking non-GAAP financial measures are not provided because we are unable to provide such reconciliations without unreasonable effort due to the uncertainty regarding, and potential variability of, certain items, such as stock- based compensation expense and other costs and expenses that may be incurred in the

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 12 future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. Our non-GAAP financial measures include adjusted net loss, adjusted net loss per share, adjusted EBITDA, and free cash flow. Adjusted net loss is defined as net loss before stock-based compensation, other (expense) income, net, (gain) loss on convertible notes, net, and the donation to Forever by Rivian, Inc. Adjusted net loss per share is defined as adjusted net loss divided by the weighted-average common shares outstanding. Adjusted EBITDA is defined as net loss before interest expense (income), net, provision for income taxes, depreciation and amortization, stock-based compensation, other (expense) income, net, (gain) loss on convertible notes, net, and the donation to Forever by Rivian, Inc. Free cash flow is defined as net cash used in operating activities less capital expenditures. Non-GAAP Financial Measures (cont)

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 13 Stock-Based Compensation Expense (in millions) Three Months Ended September 30, Nine Months Ended September 30, 2021 2022 2021 2022 Cost of revenues $ — $ 25 $ — $ 48 Research and development — 133 — 386 Selling, general, and administrative — 135 — 418 Total stock-based compensation expense $ — $ 293 $ — $ 852 * *Stock-based compensation expense increased in the third quarter 2022 due to a year-to-date reclassification of bonus expense to stock- based compensation expense related to the approval to issue stock-based awards as a component of certain 2022 annual performance incentives. Depreciation and Amortization (in millions) Three Months Ended September 30, Nine Months Ended September 30, 2021 2022 2021 2022 Cost of revenues $ 20 $ 122 $ 20 $ 329 Research and development 18 31 39 66 Selling, general, and administrative 11 21 25 58 Total depreciation and amortization expense $ 49 $ 174 $ 84 $ 453 Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 1

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 14 Condensed Consolidated Balance Sheets (in millions, except per share amounts) (unaudited) Assets December 31, 2021 September 30, 2022 Current assets: Cash and cash equivalents $ 18,133 $ 13,272 Accounts receivable, net 26 106 Inventory 274 949 Other current assets 126 97 Total current assets 18,559 14,424 Property, plant, and equipment, net 3,183 3,668 Operating lease assets, net 228 291 Other non-current assets 324 640 Total assets $ 22,294 $ 19,023 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable $ 483 $ 828 Accrued liabilities 667 1,026 Current portion of lease liabilities and other current liabilities 163 255 Total current liabilities 1,313 2,109 Non-current portion of long-term debt 1,226 1,229 Non-current lease liabilities 218 277 Other non-current liabilities 23 71 Total liabilities 2,780 3,686 Commitments and contingencies Stockholders' equity: Preferred stock, $0.001 par value; 10 shares authorized and 0 shares issued and outstanding as of December 31, 2021 and September 30, 2022 — — Common stock, $0.001 par value; 3,508 and 3,508 shares authorized and 900 and 921 shares issued and outstanding as of December 31, 2021 and September 30, 2022, respectively 1 1 Additional paid-in capital 25,887 26,743 Accumulated deficit (6,374) (11,403) Accumulated other comprehensive loss — (4) Total stockholders' equity 19,514 15,337 Total liabilities and stockholders' equity $ 22,294 $ 19,023 Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 2

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 15 Condensed Consolidated Statements of Operations (in millions, except per share amounts) (unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2021 2022 2021 2022 Revenues $ 1 $ 536 $ 1 $ 995 Cost of revenues 83 1,453 83 3,118 Gross profit (82) (917) (82) (2,123) Operating expenses Research and development 441 452 1,124 1,542 Selling, general, and administrative 253 405 560 1,396 Total operating expenses 694 857 1,684 2,938 Loss from operations (776) (1,774) (1,766) (5,061) Interest income 1 69 2 94 Interest expense (1) (24) (7) (70) Loss on convertible notes, net (458) — (458) — Other income, net 1 6 2 12 Loss before income taxes (1,233) (1,723) (2,227) (5,025) Provision for income taxes — (1) — (4) Net loss $ (1,233) $ (1,724) $ (2,227) $ (5,029) Net loss attributable to common stockholders, basic and diluted $ (1,233) $ (1,724) $ (2,227) $ (5,029) Net loss per share attributable to Class A and Class B common stockholders, basic and diluted $ (12.21) $ (1.88) $ (22.05) $ (5.53) Weighted-average common shares outstanding, basic and diluted 101 918 101 909 Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 3

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 16 Consolidated Statements of Cash Flows (in millions) (unaudited) Nine Months Ended September 30, 2021 2022 Cash flows from operating activities: Net loss $ (2,227) $ (5,029) Depreciation and amortization 84 453 Stock-based compensation expense — 852 Loss on convertible notes, net 458 — Inventory write-downs and losses on firm purchase commitments 31 696 Other non-cash activities 29 87 Changes in operating assets and liabilities: Accounts receivable — (82) Inventory (157) (1,203) Other current assets (25) 1 Other non-current assets (6) (14) Accounts payable and accrued liabilities 257 479 Other current liabilities 19 97 Other non-current liabilities 1 57 Net cash used in operating activities (1,536) (3,606) Cash flows from investing activities: Capital expenditures (1,338) (1,075) Net cash used in investing activities (1,338) (1,075) Cash flows from financing activities: Proceeds from issuance of capital stock including employee stock purchase plan 2,654 65 Proceeds from issuance of convertible notes 2,500 — Principal payments and other financing activities (86) (3) Net cash provided by financing activities 5,068 62 Effect of exchange rate changes on cash and cash equivalents — (4) Net change in cash 2,194 (4,623) Cash, cash equivalents, and restricted cash—Beginning of period 3,011 18,423 Cash, cash equivalents, and restricted cash—End of period $ 5,205 $ 13,800 Supplemental disclosure of non-cash investing and financing activities: Capital expenditures included in liabilities $ 493 $ 374 Right-of-use assets obtained in exchange for operating lease liabilities $ 135 $ 104 Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 4

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 17 Reconciliation of Non-GAAP Financial Measures (in millions, except per share amounts) Adjusted Net Loss and Adjusted Net Loss Per Share Three Months Ended September 30, Nine Months Ended September 30, 2021 2022 2021 2022 Net loss attributable to common stockholders, basic and diluted $ (1,233) $ (1,724) $ (2,227) $ (5,029) Stock-based compensation expense — 293 — 852 ** Other income, net (1) (6) (2) (12) Loss on convertible notes, net 458 — 458 — Adjusted net loss attributable to common stockholders, basic and diluted (non-GAAP) $ (776) $ (1,437) $ (1,771) $ (4,189) Net loss per share attributable to common stockholders, basic and diluted $ (12.21) $ (1.88) $ (22.05) $ (5.53) Stock-based compensation expense — 0.32 — 0.94 Other income, net (0.01) (0.01) (0.02) (0.01) Loss on convertible notes, net 4.53 — 4.53 — Adjusted net loss per share attributable to common stockholders, basic and diluted (non-GAAP) $ (7.69) * $ (1.57) $ (17.54) * $ (4.61) * Weighted-average common shares outstanding, basic and diluted (GAAP) 101 918 101 909 *Does not calculate due to rounding **Stock-based compensation expense increased in the third quarter 2022 due to a year-to-date reclassification of bonus expense to stock- based compensation expense related to the approval to issue stock-based awards as a component of certain 2022 annual performance incentives. Adjusted EBITDA Three Months Ended September 30, Nine Months Ended September 30, 2021 2022 2021 2022 Net loss $ (1,233) $ (1,724) $ (2,227) $ (5,029) Interest expense, net — (45) 5 (24) Provision for income taxes — 1 — 4 Depreciation and amortization 49 174 84 453 Stock-based compensation expense — 293 — 852 * Other income, net (1) (6) (2) (12) Loss on convertible notes, net 458 — 458 — Adjusted EBITDA (non-GAAP) $ (727) $ (1,307) $ (1,682) $ (3,756) *Stock-based compensation expense increased in the third quarter 2022 due to a year-to-date reclassification of bonus expense to stock- based compensation expense related to the approval to issue stock-based awards as a component of certain 2022 annual performance incentives. Free Cash Flow Three Months Ended September 30, Nine Months Ended September 30, 2021 2022 2021 2022 Net cash used in operating activities $ (685) $ (1,368) $ (1,536) $ (3,606) Capital expenditures (467) (298) (1,338) (1,075) Free cash flow (non-GAAP) $ (1,152) $ (1,666) $ (2,874) $ (4,681) Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved. 1

Q3 2022 Shareholder Letter © 2022 Rivian. All rights reserved.